UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 4, 2005

EARTHLINK, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-15605	58-2511877
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1375 Peachtree St., Atlanta, Georgia      30309

(Address of principal executive offices)     (Zip Code)

(404) 815-0770

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

EarthLink, Inc. (the “Company”) issued a press release announcing that its Board of Directors authorized the repurchase of an additional $200 million of the Company’s common stock pursuant to its share repurchase program (the “Repurchase Program”).  The Company may conduct its purchases in the open market, in privately negotiated transactions, through derivative transactions and through purchases made in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended.  The Repurchase Program does not require the Company to acquire any specific number of shares and may be terminated at any time.

The Company also announced that its Board of Directors approved repurchasing common stock pursuant to a plan under Rule 10b5-1 to become effective following expiration of the existing Rule 10b5-1 plan.

A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c)           Exhibits

Exhibit No.	Description
99.1	Press release dated May 5, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHLINK, INC.
(Registrant)

By:	/s/ Kevin M. Dotts
Name: Kevin M. Dotts
Title: Chief Financial Officer

Date: May 9, 2005

Exhibit Index

Exhibit No.	Description
99.1	Press release dated May 5, 2005.